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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in each prospectus constituting part of the Registration Statements on Form S-3 (No. 33-41475), and on Form S-8 (Nos. 2-92085, 33-44044, 33-45365, 33-46779, 33-51445, 33-51579, 33-53815,
33-53819, 33-62043, 33-62045, 333-12583, 333-12589, 333-12591, 333-13219,
333-30127, 333-23661, 333-23663, and 333-37497) of CBS Corporation of our report dated January 27, 1999 appearing on page 21 of this Form 10-K/A.



/s/ KPMG LLP
KPMG LLP



New York, New York


August 4, 1999


 50        CBS CORPORATION